UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21413

Name of Fund:  Floating Rate Income Strategies Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Floating Rate Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 02/28/06

Item 1 -   Report to Stockholders


Semi-Annual Report
February 28, 2006


Floating Rate
Income Strategies Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Floating Rate Income Strategies Fund, Inc. seeks a high current income and such preservation of capital as is consistent with "investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to the shareholders of Floating Rate Income Strategies Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Floating Rate Income Strategies Fund, Inc.
Box 9011,
Princeton, NJ 08543-9011


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Floating Rate Income Strategies Fund, Inc.



Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.



The Benefits and Risks of Leveraging


Floating Rate Income Strategies Fund, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



A Letter From the President


Dear Shareholder

Financial markets began 2006 with a return to volatility following a fairly uninspiring 2005. For the six- and 12-month periods ended February 28, 2006, most major market indexes landed in positive territory:


Total Returns as of February 28, 2006                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.93%        + 8.40%
Small cap U.S. equities (Russell 2000 Index)                            +10.24         +16.59
International equities (MSCI Europe, Australasia, Far East Index)       +15.14         +17.41
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.11         + 2.74
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.99         + 3.87
High yield bonds (Credit Suisse High Yield Index)                       + 1.89         + 3.27


The Federal Reserve Board (the Fed) increased interest rates 200 basis points (2.00%) over the past 12 months, bringing the target federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its rate-hiking program. Still, most observers expect at least one more interest rate hike before the Fed pauses in its tightening campaign.

U.S. economic growth, which came in at 4.1% in the third quarter of 2005, fell to 1.6% in the fourth quarter. Growth is expected to reaccelerate in the first quarter of 2006, although the economy is likely to feel some pressure in the quarters ahead as the consumer sector seems to be softening. Capital spending by businesses, however, appears relatively strong. Overall corporate health, including strong company balance sheets, helped prompt robust dividend-distribution, share-buyback and merger-and-acquisition activity in 2005, a trend that has continued in 2006. This, as well as reasonably good company earnings and low core inflation, has been supportive of U.S. stocks despite the headwinds of rising interest rates and high energy prices. Many international equity markets have fared even better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term interest rates advanced more moderately. After flattening dramatically in 2005, the Treasury curve recently has been toying with bouts of inversion, whereby short-term yields have surpassed long-term yields. At period-end, the six-month Treasury bill offered the highest yield on the curve at 4.74%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial advisor and to make portfolio changes, as needed. For timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed its composite benchmark on a total return basis for the period and provided attractive relative yields in a largely positive environment for leveraged loans.


Describe market conditions during the period.

During the six-month period, the performance of the bank loan market benefited from the rising London InterBank Offered Rate (LIBOR), decreasing spreads and increasing demand for bank loans on the part of collateralized loan obligations (CLOs), which kept prices close to par value. Investors earned total returns consisting mainly of interest payments, as there were only marginal net price changes. For the six months ended February 28, 2006, the Credit Suisse Leveraged Loan Index returned +3.02%.

CLO issuance continues to drive supply and demand in the market. With strong CLO issuance and relatively constrained loan supply, prices most likely will rise and, more importantly, refinancing activity may increase. Changes to leverage loan ratings currently under consideration by Moody's Investors Service may allow greater leverage on new structures. The current relatively benign credit environment also could contribute to lower spreads.

At the end of February, Standard & Poor's Leveraged Commentary & Data reported a default rate of 2.09% based on number of loans, a 26-month high. Despite the increase, the rate is still below the historical average of 3.56%. Although defaults are expected to continue to increase, we do not expect default rates to rise significantly above 3% for 2006.

High yield bonds, in which the Fund may invest up to 20% of its assets, returned +1.89% for the six-month period, as measured by the Credit Suisse High Yield Index. Much of the gain occurred in the first two months of 2006, as the high yield market benefited from increasing strength in the U.S. economy.


How did the Fund perform during the period?

For the six-month period ended February 28, 2006, the Common Stock of Floating Rate Income Strategies Fund, Inc. had net annualized yields of 7.36% and 7.98%, based on a period-end per share net asset value of $19.30 and a per share market price of $17.81, respectively, and $0.705 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.84%, based on a change in net asset value from $19.35 to $19.30, and assuming reinvestment of all distributions. The Fund's composite benchmark, which consists 80% of the Credit Suisse Leveraged Loan Index and 20% of the Credit Suisse High Yield Index, returned +2.79% for the six-month period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What factors most influenced Fund performance?

Security selection in the energy - other, gaming and manufacturing sectors enhanced performance during the period, while our holdings in the chemical, automotive and packaging sectors detracted from results.

In the energy - other sector, we saw strong performance from the common stock of Trico Marine Services, Inc. and a bank loan issued by Dresser, Inc. Trico Marine provides shipping services to the offshore oil and gas industry. Its supply vessels serve the offshore oil and gas industry in the Gulf of Mexico and the North Sea, two markets that have been booming as a result of high energy prices. Following Trico's emergence from bankruptcy, the new common stock has performed well as most of the company's debt has been eliminated. While Dresser has struggled to deliver timely financial statements, the company's energy-related flow measurement and compression business continues to perform well. Dresser made an additional bank debt pre-payment in January 2006, continuing a trend of paying down its debt with free cash flow.

Within the gaming sector, Fund performance benefited from our holdings in Majestic Star Casino high yield bonds. Majestic Star acquired Trump Indiana during the period with a financing that was very favorable relative to the company's existing 9.50% bonds. Most of the new debt to fund the acquisition was subordinate to the existing 9.50% senior secured notes. That is, if the company defaulted on its debt, holders of the 9.50% senior secured notes would be paid before the holders of the new issues. The new deal significantly improved the company's leverage profile.



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



In manufacturing, our position in a security of Medis Technologies Ltd., a healthcare equipment manufacturer, benefited Fund results. During the period, the company continued to market and deploy its semi-manufactured power pack units, delivering them in bulk to Underwriters Laboratories for testing and to General Dynamics under the ruggedized military personal digital assistant contract. These positive developments prompted a rally in the price of Medis' common stock, thereby increasing the value of the company's convertible securities by approximately 10% during the period. (Convertible securities can be exchanged for a certain number of shares of a company's common stock at a specified price.)

Fund performance in the chemical sector was hindered mainly by our holdings in the common stock and floating rate notes of GEO Specialty Chemicals, Inc., manufacturer of a diverse range of products for several niche markets. High energy and raw materials prices hurt GEO's profit margins as its costs rose faster than the prices of its products. This trend has abated in the near term, and we believe 2006 will be a key turnaround year for the company.

Detracting from performance in the automotive sector was our position in the debt of General Motors Corp. (GM). A voluntary bankruptcy filing by Delphi, one of GM's largest suppliers, sparked investor concerns regarding the potential for a disruption in the supply of parts to GM during the critical launch of a new truck platform in 2006. Also of concern was the possibility of a prolonged strike at Delphi and the prospect that GM might need to subsidize a restructuring of Delphi's wage and benefit agreements with union workers.

Finally, Fund results in the packaging sector were hindered by our holding in Wise Metals Group LLC, a manufacturer of aluminum cans for companies in the beverage and food packaging industries, which declined amid speculation that the company had liquidity concerns. We were confident this was not true, and the bonds have returned to their previous price levels.


What changes were made to the portfolio during the period?

The Fund purchased assets of approximately $117.5 million in par amount (face value), and experienced $77.3 million in repayments from issuers. We sold roughly $65.1 million in assets while attempting to minimize sales given our desire to maintain a relatively small cash position.

During the period, we maintained significant exposure to the utility, cable and gaming industries and reduced the Fund's exposure to the paper and forest products sector. In addition, we continued to target a fixed rate securities allocation of roughly 15% and a leverage ratio of approximately 30%.


How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio was composed of 178 issuers spread among 29 industries. The Fund was underweight versus its composite benchmark in securities rated Ba or better, Caa or below and unrated credits, and had an overweight position in B-rated securities.

We anticipate that many of the same factors that influenced leveraged loan securities in the past year will remain intact. We believe the trends of less frequent new-loan issuance, lower interest rate spreads and above-par secondary market prices will continue, especially given the benign credit environment we expect over the next year. A further benefit to the market should be an increase in the three-month LIBOR. Consequently, we intend to continue to purchase assets predominately in the primary market while selectively participating in the secondary market.


Joseph P. Matteo
Vice President and Co-Portfolio Manager


Jaimin Patel
Vice President and Co-Portfolio Manager


March 14, 2006


We are pleased to announce that Jaimin Patel was named Vice President and Portfolio Manager of Floating Rate Income Strategies Fund, Inc. Effective March 31, 2006, Mr. Patel is solely responsible for the day-to-day management of the Fund's portfolio. Mr. Patel has been a Director (Global Fixed Income) of Merrill Lynch Investment Managers since 2005 and was a Vice President thereof from 2000 to 2005. Previously, he was a Vice President at Chase Securities, Inc. from 1993 to 2000.



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



Portfolio Information


As of February 28, 2006


                                               Percent of
Ten Largest Holdings                           Net Assets

Charter Communications Operating LLC
   Tranche B Term Loan, 7.86% - 7.92%
   due 4/07/2011                                  6.0%
Century Cable Holdings LLC, Discretionary
   Term Loan, 9.50% due 12/31/2009                3.3
Metro-Goldwyn-Mayer Studios, Inc.
   Term Loan B, 6.78% due 4/30/2011               2.9
Huntsman ICI Holdings Term Loan B,
   6.32% due 8/16/2012                            2.0
PanAmSat Corp. Tranche B Term Loan,
   6.489% due 8/20/2011                           2.0
Nalco Co. Tranche B Term Loan, 6.25% - 6.48%
   due 11/04/2010                                 1.9
Berry Plastics Corp. Term Loan, 6.447%
   due 12/02/2011                                 1.7
Cincinnati Bell, Inc., 8.375% due 1/15/2014       1.7
Felcor Lodging LP, 8.83% due 6/01/2011            1.6
Dr. Pepper/Seven Up Bottling Group, Inc.
   Term Loan B, 6.57% due 12/19/2010              1.5



                                               Percent of
Five Largest Industries                        Net Assets

Cable--U.S.                                       20.0%
Utility                                           14.0
Chemicals                                          9.1
Gaming                                             8.8
Manufacturing                                      6.4

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Quality Ratings by S&P/Moody's                Investments

BBB/Baa                                            2.3%
BB/Ba                                             32.3
B/B                                               53.8
CCC/Caa                                            4.4
D                                                  0.4
NR (Not Rated)                                     5.9
Other*                                             0.9

 * Includes portfolio holdings in common stocks, warrants, rights and short-term investments.



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



Schedule of Investments


      Face
    Amount    Floating Rate Loan Interests**                           Value

Aerospace & Defense--3.6%

$2,400,000    IAP Worldwide Services, Inc. First Lien Term
                  Loan, 7.625% due 12/30/2012                   $     2,428,500
 1,874,807    K&F Industries, Inc. Term Loan, 6.86% - 8.50%
                  due 11/18/2013                                      1,900,000
 2,101,911    MRO Acquisitions Corp. First Lien Term Loan,
                  7.48% due 8/27/2010                                 2,134,753
 2,777,778    Standard Aero Holdings Term Loan,
                  6.83% - 6.96% due 8/24/2012                         2,761,286
              Vought Aircraft Industries, Inc.:
 2,912,329            Term Loan, 7.10% due 12/22/2011                 2,949,188
   560,000            Tranche B Line of Credit Deposit, 7.10%
                      due 12/22/2010                                    566,230
                                                                ---------------
                                                                     12,739,957

Airlines--0.7%

 1,000,000    Delta Air Lines, Inc. Term Loan B,11.01%
                  due 3/27/2008                                       1,039,750
 1,312,500    United Air Lines Term Loan B, 8.625%
                  due 2/01/2012                                       1,336,781
                                                                ---------------
                                                                      2,376,531

Automotive--2.8%

 2,672,143    Affinia Group Term Loan B, 7.67%
                  due 11/30/2011                                      2,650,432
 1,250,000    Delphi Corp. Tranche B Dip Jp Pr, 7.375%
                  due 10/08/2007                                      1,271,875
 1,618,283    Keystone Automotive Operations, Inc. Term Loan,
                  6.497% - 7.07% due 10/30/2009                       1,626,375
              Tenneco Automotive, Inc.:
 2,896,483            Term Loan B, 7.02% due 12/12/2010               2,941,741
 1,272,374            Tranche B-1 Credit Linked Deposit, 6.82%
                      due 12/12/2010                                  1,292,255
                                                                ---------------
                                                                      9,782,678

Broadcasting--2.7%

 1,316,327    Emmis Operating Co. Term Loan B, 6.32%
                  due 11/10/2011                                      1,326,302
 2,000,000    Gray Communications Term Loan B, 6.03%
                  due 11/22/2012                                      2,016,000
              NextMedia Group, Inc.:
   383,654            Delay Draw Term Loan, 6.57%
                      due 11/15/2012                                    387,011
   863,221            First Lien Term Loan, 6.57% due 11/15/2012        870,774
 1,750,000            Second Lien Term Loan, 9.07%
                      due 11/15/2013                                  1,783,542
 3,250,000    Paxson Communications Corp. First Lien Term
                  Loan, 7.777% due 11/15/2012                         3,260,156
                                                                ---------------
                                                                      9,643,785

Cable--U.S.--17.1%

12,000,000    Century Cable Holdings LLC, Discretionary Term
                  Loan, 9.50% due 12/31/2009                         11,760,000
20,905,260    Charter Communications Operating LLC Tranche B
                  Term Loan, 7.86% - 7.92% due 4/07/2011             21,169,648
 2,000,000    DIRECTV Holdings, Inc. Tranche B Term Loan,
                  5.983% - 6.07% due 4/13/2013                        2,025,312
 5,000,000    Hilton Head Communications UCA Term Loan B,
                  8.75% due 3/31/2008                                 4,872,395
 4,900,000    Insight Midwest Holdings LLC Term Loan C,
                  6.563% due 12/31/2009                               4,974,059
 2,970,000    Intelsat Ltd. Term Loan, 5.25% due 7/28/2011            3,004,342



      Face
    Amount    Floating Rate Loan Interests**                           Value

Cable--U.S. (concluded)

$2,200,000    Mediacom Broadband Group Tranche A Term
                  Loan, 5.54% - 6.04% due 3/31/2010             $     2,200,785
 3,168,000    Mediacom Communications LLC Tranche B Term
                  Loan, 6.18% - 7% due 3/31/2013                      3,215,520
 6,912,500    PanAmSat Corp. Tranche B Term Loan,
                  6.489% due 8/20/2011                                7,005,390
                                                                ---------------
                                                                     60,227,451

Chemicals--7.6%

 1,965,000    Hercules, Inc. Term Loan B, 6.027% - 6.06%
                  due 10/08/2010                                      1,982,602
 7,033,079    Huntsman ICI Holdings Term Loan B, 6.32%
                  due 8/16/2012                                       7,082,529
   974,899    Invista Canada Term Loan, 6.375%
                  due 4/29/2011                                         982,211
 2,215,680    Invista SARL, 6.375% due 4/29/2011                      2,243,837
   985,000    Lyondell-Citgo Refining Term Loan, 6.527%
                  due 5/21/2007                                         994,850
 6,658,852    Nalco Co. Tranche B Term Loan, 6.25% - 6.48%
                  due 11/04/2010                                      6,734,223
 1,980,000    Rockwood Specialties Group, Inc. Tranche D
                  Term Loan, 6.668% due 12/10/2012                    2,007,845
 4,750,000    Wellman, Inc. Second Lien Term Loan, 11.43%
                  due 2/10/2010                                       4,874,688
                                                                ---------------
                                                                     26,902,785

Consumer--Durables--1.9%

              Simmons Co.:
 4,500,000            Term Loan, 8.50% due 6/19/2012                  4,561,173
 2,283,534            Tranche B Term Loan, 7.125% - 8.50%
                      due 12/19/2011                                  2,288,530
                                                                ---------------
                                                                      6,849,703

Consumer--Non-Durables--1.1%

 1,584,295    American Achievement Corp. Term Loan B,
                  6.92% due 3/22/2011                                 1,612,020
 1,488,750    Burt's Bees, Inc. Term Loan, 7.04% - 7.44%
                  due 3/29/2011                                       1,508,290
   756,000    Camelbak Products LLC First Lien Term Loan,
                  8.67% due 8/04/2011                                   732,375
                                                                ---------------
                                                                      3,852,685

Diversified Media--4.2%

 4,635,843    Liberty Group Operating Term Loan B, 6.875%
                  due 2/28/2012                                       4,681,335
10,000,000    Metro-Goldwyn-Mayer Studios, Inc. Term Loan B,
                  6.78% due 4/30/2011                                10,128,980
                                                                ---------------
                                                                     14,810,315

Energy--Other--1.7%

 2,750,000    Dresser, Inc. Term Loan Unsecured, 7.99%
                  due 2/25/2010                                       2,825,625
 1,500,000    Key Energy Services, Inc. Term Loan B,
                  7.52% - 7.78% due 6/30/2012                         1,523,438
 1,500,000    Markwest Energy Operating Co. LLC Term Loan B,
                  6.82% due 12/29/2010                                1,518,750
                                                                ---------------
                                                                      5,867,813

Food & Drug--0.2%

   750,000    Alimentation Couche-Tard, Inc. US Term Loan,
                  6.375% due 12/17/2010                                 759,688



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



Schedule of Investments (continued)



      Face
    Amount    Floating Rate Loan Interests**                           Value

Food & Tobacco--3.7%

$1,000,000    Bolthouse Farms, Inc. Second Lien Term Loan,
                  10.07% due 12/01/2013                         $     1,026,250
 1,483,750    Commonwealth Brands Term Loan, 7%
                  due 12/22/2012                                      1,503,224
 3,184,781    Constellation Brands Term Loan B,
                  5.75% - 6.375% due 11/30/2011                       3,229,766
 1,134,656    Doane Pet Care Co. Tranche B Term Loan,
                  6.621% - 6.94% due 10/24/2012                       1,151,676
 5,304,723    Dr. Pepper/Seven Up Bottling Group, Inc.
                  Term Loan B, 6.57% due 12/19/2010                   5,384,294
   794,167    Pierre Foods, Inc. Term Loan B, 6.56%
                  due 6/30/2010                                         804,839
                                                                ---------------
                                                                     13,100,049

Gaming--6.4%

 1,970,000    Boyd Gaming Corp. Term Loan, 5.70% - 6.027%
                  due 6/30/2011                                       1,993,804
   810,874    Global Cash Access LLC Term Loan B, 6.855%
                  due 3/10/2010                                         822,023
 1,965,150    Green Valley Ranch Gaming LLC Term Loan,
                  6.527% due 12/22/2010                               1,992,171
   897,750    Isle of Capri Black Hawk Term Loan B,
                  6.48% - 6.81% due 10/24/2011                          904,483
   995,000    Isle of Capri Casinos, Inc. Tranche 3 Delay Draw
                  Term Loan, 6.277% due 2/04/2011                     1,009,054
 3,241,875    Penn National Gaming, Inc. Term Loan B,
                  6.28% - 6.46% due 10/03/2012                        3,289,492
 2,000,000    Pinnacle Entertainment Term Loan, 6.57%
                  due 12/15/2011                                      2,021,250
 5,001,000    Resorts International First Lien Term Loan, 7.53%
                  due 4/26/2012                                       4,994,749
 1,492,500    Trump Entertainment Resorts Holdings LP
                  Term Loan B-1, 7.17% due 5/01/2012                  1,511,156
              Venetian Casino Resort LLC:
 1,000,000            Delay Draw Term Loan, 6.28%
                      due 6/15/2011                                   1,010,859
 3,100,000            Term Loan B, 6.28% due 6/15/2011                3,133,663
                                                                ---------------
                                                                     22,682,704

Health Care--3.8%

 2,765,000    Community Health Systems, Inc. Term Loan,
                  6.36% - 6.56% due 8/19/2011                         2,803,019
 3,291,750    DaVita Inc. Tranche B Term Loan, 6.54% - 7.05%
                  due 10/05/2012                                      3,343,868
 1,140,387    Duloxetine Royalty Term Loan, 9.10%
                  due 10/18/2013                                      1,146,089
              HealthSouth Corp.:
 1,958,906            Term Loan, 7.11% due 3/08/2010                  1,968,090
   531,250            Tranche B Term Loan, 6.89% due 3/08/2010          533,741
 1,912,165    LifePoint Hospitals, Inc. Term Loan B, 6.185%
                  due 4/15/2012                                       1,925,843
   804,545    Orthofix International NV Term Loan B, 6.60%
                  due 12/15/2008                                        809,071
   676,285    Rotech Healthcare, Inc. Term Loan B, 7.53%
                  due 3/31/2008                                         681,357
                                                                ---------------
                                                                     13,211,078



      Face
    Amount    Floating Rate Loan Interests**                           Value

Housing--3.1%

$2,920,211    Headwaters, Inc. Term Loan B-1, 8.86%
                  due 4/30/2011                                 $     2,944,545
 1,166,053    LIONS Gables Realty Term Loan B, 6.32%
                  due 9/30/2006                                       1,173,549
 2,462,500    Nortek, Inc. Term Loan, 6.94% - 8.50%
                  due 8/27/2011                                       2,485,586
 4,380,452    PGT Industries, Inc. First Lien Term Loan,
                  7.75% due 2/14/2012                                 4,380,452
                                                                ---------------
                                                                     10,984,132

Information Technology--2.1%

 3,520,000    Fidelity National Information Solutions, Inc.
                  Term Loan B, 6.32% due 3/09/2013                    3,549,012
 1,990,000    SunGard Data Systems, Inc. Term Loan B,
                  7.215% due 2/11/2013                                2,020,827
 1,985,000    Telcordia Technologies, Inc. Term Loan, 7.22%
                  due 9/15/2012                                       1,966,391
                                                                ---------------
                                                                      7,536,230

Leisure--1.2%

 4,000,000    24 Hour Fitness Term Loan B, 7.54% - 7.70%
                  due 6/08/2012                                       4,065,000

Manufacturing--5.0%

 2,500,000    Communications & Power Industries, Inc.
                  Term Loan, 6.82% due 7/23/2010                      2,523,957
 2,000,000    Invensys International Holdings Ltd. Second Lien
                  Term Loan, 9.431% due 12/04/2009                    2,045,000
   162,162    Itron, Inc. Tranche C Term Loan, 6.188% - 8.25%
                  due 12/17/2010                                        163,176
 2,481,250    Metokote Corp. Second Lien Term Loan,
                  7.53% - 7.67% due 11/27/2011                        2,495,207
 4,488,750    Mueller Group LLC Term Loan B,
                  6.466% - 7.06% due 10/03/2012                       4,549,267
              Sensus Metering Systems, Inc.:
 5,284,783            Term Loan B-1, 7.07% - 7.44%
                      due 12/17/2010                                  5,342,588
   683,207            Term Loan B-2, 7.22% - 7.44%
                      due 12/19/2010                                    690,679
                                                                ---------------
                                                                     17,809,874

Packaging--4.2%

 6,036,444    Berry Plastics Corp. Term Loan, 6.447%
                  due 12/02/2011                                      6,126,363
 2,970,000    Graham Packaging Co. LP Term Loan B,
                  6.75% - 6.938% due 10/07/2011                       3,012,694
 1,975,000    Intertape Polymer US, Inc. Term Loan B,
                  6.73% - 8.25% due 7/28/2011                         2,003,801
              Owens-Illinois Group, Inc.:
   525,619            Term Loan B-1, 6.35% due 4/01/2008                528,986
 3,240,129            Tranche Term Loan C, 6.39%
                      due 4/01/2008                                   3,261,394
                                                                ---------------
                                                                     14,933,238

Paper--3.0%

 1,362,429    Boise Cascade Holdings LLC Tranche D
                  Term Loan, 6.281% - 6.375% due 10/28/2011           1,381,549
              Georgia Pacific Corp.:
 1,000,000            First Lien Term Loan B, 6.56% due 2/14/2013     1,008,917
 1,000,000            Second Lien Term Loan, 7.56%
                      due 2/14/2014                                   1,000,000



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



Schedule of Investments (continued)



      Face
    Amount    Floating Rate Loan Interests**                           Value

Paper (concluded)

$ 1,685,064   Riverside Energy Center Term Loan, 8.918%
                  due 6/24/2011                                 $     1,710,340
              SP Newsprint Co. Tranche B-1:
 1,972,738            Credit Linked Deposit, 4.605%
                      due 1/09/2010                                   2,002,329
   762,735            Term Loan, 6.82% - 6.86%
                      due 1/09/2010                                     774,176
 2,758,769    Smurfit Stone Container Corp. Term Loan C,
                  6.75% - 6.875% due 11/01/2011                       2,797,736
                                                                ---------------
                                                                     10,675,047

Retail--1.2%

 1,160,574    American Reprographics Co. Term Loan, 6.26%
                  due 6/18/2009                                       1,173,631
 1,687,172    General Nutrition Centers, Inc. Tranche B
                  Term Loan, 7.61% - 7.80% due 12/05/2009             1,710,898
 1,424,051    The Neiman Marcus Group, Inc. Term Loan,
                  6.947% due 4/06/2013                                1,446,301
                                                                ---------------
                                                                      4,330,830

Service--4.1%

 1,995,000    Baker Tanks, Inc. Term Loan B, 7.105% - 7.206%
                  due 11/23/2012                                      2,023,678
 2,856,500    Burhrmann USA, Inc. Term Loan C,
                  6.238% - 6.44% due 12/23/2010                       2,896,671
 2,000,000    Coinmach Laundry Corp. Term Loan B, 7.125%
                  due 12/16/2012                                      2,033,334
 2,469,165    Coinstar, Inc. Term Loan, 6.55% due 7/07/2011           2,495,400
 1,000,000    RGIS Inventory Specialists First Lien Term Loan,
                  7.12% due 12/31/2012                                1,006,875
              United Rentals, Inc.:
   810,132            Term Loan, 6.86% due 2/14/2011                    820,596
   164,912            Tranche B Credit Linked Deposit, 4.57%
                      due 2/14/2011                                     167,042
              Weight Watchers International, Inc.:
 1,964,706            First Lien Term Loan, 6.82% - 6.85%
                      due 11/18/2010                                  1,989,265
 1,000,000            Term Loan C, 9.489% due 4/18/2006               1,014,375
                                                                ---------------
                                                                     14,447,236

Telecommunications--0.6%

 2,172,500    Consolidated Communications, Inc. Term Loan D,
                  6.118% - 6.28% due 10/14/2011                       2,197,393

Utility--11.6%

 1,571,429    AES Corp. Term Loan, 5.69% - 6.75%
                  due 4/30/2008                                       1,591,857
 4,902,199    Calpine Corp. Term Loan B,10.35%
                  due 7/16/2007 (f)                                   4,567,217
              Calpine Generating Co. LLC:
 1,500,000            First Lien Term Loan, 8.041% due 4/01/2009      1,573,125
 2,500,000            Second Lien Term Loan,10.041%
                      due 3/11/2010                                   2,701,875
 2,318,052    Cogentrix Delaware Holdings, Inc. Term Loan,
                  6.28% due 4/15/2012                                 2,344,371



      Face
    Amount    Floating Rate Loan Interests**                           Value

Utility (concluded)

              Covanta Energy Corp.:
$2,487,805            First Lien Letter of Credit, 3.85% - 3.89%
                      due 6/24/2012                               $   2,531,341
 1,677,896            First Lien Term Loan, 7.52% - 7.581%
                      due 6/24/2012                                   1,707,260
 2,500,000            Second Lien Term Loan, 10.019% - 10.081%
                      due 6/24/2013                                   2,546,875
              El Paso Corp.:
 1,425,000            Deposit Account, 4.29% - 7.313%
                      due 11/23/2009                                  1,440,239
 2,327,500            Term Loan, 7.313% due 11/23/2009                2,357,401
 4,962,500    KGen LLC Tranche A Term Loan, 7.152%
                  due 8/05/2011                                       4,962,500
 2,493,750    LSP Kendall Energy Term Loan B, 6.527%
                  due 10/07/2013                                      2,498,944
   436,122    Midwest Generation LLC Term Loan C,
                  6.28% - 6.39% due 4/27/2011                           441,778
   500,000    Mirant Corp. Term Loan B, 6.32% due 1/03/2013             504,553
 2,450,000    Quanta Services, Inc. Credit Linked Deposit,
                  4.50% - 7.50% due 6/19/2008                         2,482,156
 1,153,822    Reliant Energy, Inc. Term Loan, 6.089%
                  due 4/30/2010                                       1,152,650
              Rocky Mountain Energy Center LLC:
   133,966            Credit Linked Deposit, 4.568% due 6/24/2011       135,975
 1,165,871            Term Loan, 8.918% due 6/24/2011                 1,183,360
              Wolf Hollow I, L.P.:
 1,500,000            First Lien Term Loan, 6.751%
                      due 6/22/2012                                   1,516,407
 1,200,000            Letter of Credit, 6.72% due 6/22/2012           1,213,126
   300,000            Revolving Credit, 6.72% due 6/22/2012             302,812
 1,000,000            Second Lien Term Loan, 9.001%
                      due 12/22/2012                                  1,015,000
                                                                ---------------
                                                                     40,770,822

Wireless Communications--0.6%

 2,154,167    Centennial Cellular Operating Co. Term Loan,
                  6.45% - 7.23% due 2/09/2011                         2,185,880

              Total Floating Rate Loan Interests
              (Cost--$329,330,551)--94.2%                           332,742,904




              Corporate Bonds

Automotive--0.2%

   700,000    Tenneco Automotive, Inc., 8.625%
                  due 11/15/2014                                        696,500

Broadcasting--2.1%

   737,143    Emmis Communications Corp.,10.366%
                  due 6/15/2012 (a)                                     737,143
 4,000,000    Granite Broadcasting Corp., 9.75%
                  due 12/01/2010                                      3,620,000
 3,000,000    Paxson Communications Corp.,10.777%
                  due 1/15/2013 (a)(b)                                2,902,500
   250,000    XM Satellite Radio, Inc., due 5/01/2009 (a)               253,438
                                                                ---------------
                                                                      7,513,081

Cable--International--0.1%

   375,000    NTL Cable Plc, 8.75% due 4/15/2014                        382,500



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



Schedule of Investments (continued)



      Face
    Amount    Corporate Bonds                                          Value

Cable--U.S.--2.9%

              CSC Holdings Inc.:
$1,000,000            8.125% due 7/15/2009                      $     1,031,250
 3,000,000            Series B, 7.625% due 4/01/2011                  3,022,500
              Cablevision Systems Corp. Series B:
 2,000,000            8.716% due 4/01/2009 (a)                        2,067,500
 2,000,000            8% due 4/15/2012                                1,965,000
              Intelsat Bermuda Ltd. (b):
   750,000            9.609% due 1/15/2012 (a)                          765,000
   500,000            8.25% due 1/15/2013                               511,250
   800,000    Quebecor Media, Inc., 7.75% due 3/15/2016 (b)             820,000
                                                                ---------------
                                                                     10,182,500

Chemicals--1.5%

 2,011,000    GEO Specialty Chemicals, Inc.,13.036%
                  due 12/31/2009 (b)(c)                               1,729,460
 1,125,000    Nova Chemicals Corp., 7.561%
                  due 11/15/2013 (a)(b)                               1,147,500
 2,275,000    PolyOne Corp.,10.625% due 5/15/2010                     2,439,938
                                                                ---------------
                                                                      5,316,898

Consumer--Non-Durables--0.1%

   350,000    Samsonite Corp., 8.875% due 6/01/2011                     370,125

Diversified Media--0.4%

              RH Donnelley Corp. (b):
   250,000            6.875% due 1/15/2013                              235,000
   550,000            8.875% due 1/15/2016                              574,063
   450,000            Series A-2, 6.875% due 1/15/2013                  423,000
   250,000    Universal City Florida Holding Co. I, 9.43%
                  due 5/01/2010 (a)                                     253,750
                                                                ---------------
                                                                      1,485,813

Energy--Other--0.5%

 1,400,000    Allis-Chalmers Energy, Inc., 9%
                  due 1/15/2014 (b)                                   1,400,000
   250,000    Aventine Renewable Energy Holdings, Inc.,
                  10.491% due 12/15/2011 (a)(b)                         263,750
                                                                ---------------
                                                                      1,663,750

Food & Drug--0.2%

   500,000    Stripes Acquisition LLC,10.625%
                  due 12/15/2013 (b)                                    522,500

Food & Tobacco--1.2%

   250,000    AmeriQual Group LLC, 9% due 4/01/2012 (b)                 262,500
 3,000,000    Smithfield Foods, Inc., 7% due 8/01/2011                3,037,500
 1,050,000    The Wornick Co.,10.875% due 7/15/2011                   1,094,625
                                                                ---------------
                                                                      4,394,625

Gaming--2.4%

 1,100,000    Galaxy Entertainment Finance Co. Ltd., 9.655%
                  due 12/15/2010 (a)(b)                               1,135,750
 2,000,000    Little Traverse Bay Bands of Odawa Indians,
                  10.25% due 2/15/2014 (b)                            1,975,000
 5,000,000    Majestic Star Casino LLC, 9.50%
                  due 10/15/2010                                      5,350,000
                                                                ---------------
                                                                      8,460,750


      Face
    Amount    Corporate Bonds                                          Value

Health Care--0.2%

$  575,000    US Oncology, Inc., 9% due 8/15/2012               $       615,250

Information Technology--3.6%

 4,050,000    Freescale Semiconductor, Inc., 7.35%
                  due 7/15/2009 (a)                                   4,151,250
 4,625,000    MagnaChip Semiconductor SA, 7.741%
                  due 12/15/2011 (a)                                  4,694,375
              Sungard Data Systems, Inc. (b):
 1,825,000            9.431% due 8/15/2013 (a)                        1,925,375
 1,900,000            10.25% due 8/15/2015                            1,992,625
                                                                ---------------
                                                                     12,763,625

Leisure--1.6%

 5,400,000    Felcor Lodging LP, 8.83% due 6/01/2011 (a)              5,616,000

Manufacturing--1.4%

   325,000    ERICO International Corp., 8.875%
                  due 3/01/2012                                         335,563
 2,900,000    Invensys Plc, 9.875% due 3/15/2011 (b)                  3,001,500
 1,369,000    Medis Technologies Ltd., 6%
                  due 7/15/2010 (b)(c)                                1,505,900
                                                                ---------------
                                                                      4,842,963

Metal--Other--0.2%

   700,000    Novelis, Inc., 7.75% due 2/15/2015                        679,000

Packaging--0.4%

 1,725,000    Wise Metals Group LLC,10.25% due 5/15/2012              1,319,625

Paper--1.4%

 2,650,000    Abitibi-Consolidated, Inc., 7.991%
                  due 6/15/2011 (a)                                   2,577,125
   700,000    Ainsworth Lumber Co. Ltd., 8.277%
                  due 10/01/2010 (a)                                    693,000
   250,000    Boise Cascade LLC, 7.475% due 10/15/2012 (a)              248,750
   725,000    Domtar, Inc., 7.125% due 8/15/2015                        607,188
   925,000    NewPage Corp.,10.93% due 5/01/2012 (a)                    971,250
                                                                ---------------
                                                                      5,097,313

Retail--1.0%

 1,600,000    Jean Coutu Group, Inc., 8.50% due 8/01/2014             1,528,000
 2,000,000    Neiman-Marcus Group, Inc., 9%
                  due 10/15/2015 (b)                                  2,112,500
                                                                ---------------
                                                                      3,640,500

Service--1.9%

   250,000    Ahern Rentals, Inc., 9.25% due 8/15/2013 (b)              262,500
 3,375,000    Allied Waste North America, Inc. Series B,
                  7.375% due 4/15/2014                                3,315,938
   600,000    Dycom Industries, Inc., 8.125%
                  due 10/15/2015 (b)                                    624,000
   250,000    Mac-Gray Corp., 7.625% due 8/15/2015                      256,250
 2,000,000    Sunstate Equipment Co. LLC,10.50%
                  due 4/01/2013 (b)                                   2,080,000
                                                                ---------------
                                                                      6,538,688

Steel--2.4%

 3,000,000    CSN Islands VIII Corp., 9.75%
                  due 12/16/2013 (b)                                  3,446,250
 5,000,000    Ispat Inland ULC,11.28% due 4/01/2010 (a)               5,150,000
                                                                ---------------
                                                                      8,596,250


FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



Schedule of Investments (concluded)



      Face
    Amount    Corporate Bonds                                          Value

Telecommunications--4.6%

$6,000,000    Cincinnati Bell, Inc., 8.375% due 1/15/2014       $     6,060,000
 3,700,000    Qwest Communications International, Inc.,
                  8.249% due 2/15/2009 (a)(b)                         3,778,625
 1,450,000    Qwest Corp., 7.741% due 6/15/2013 (a)                   1,584,125
 1,515,000    Terremark Worldwide, Inc., 9%
                  due 6/15/2009 (c)                                   1,348,350
 3,500,000    Time Warner Telecom Holdings, Inc., 8.749%
                  due 2/15/2011 (a)                                   3,574,375
                                                                ---------------
                                                                     16,345,475

Utility--2.4%

 2,000,000    Calpine Corp., 9.875% due 12/01/2011 (b)(f)             1,850,000
 3,000,000    NRG Energy, Inc., 7.25% due 2/01/2014                   3,075,000
 4,000,000    Reliant Energy, Inc., 6.75% due 12/15/2014              3,615,000
                                                                ---------------
                                                                      8,540,000

Wireless Communications--1.0%

 3,250,000    Rogers Wireless Communications, Inc., 7.616%
                  due 12/15/2010 (a)                                  3,363,750
   250,000    Rural Cellular Corp., 8.991%
                  due 3/15/2010 (a)                                     255,000
                                                                ---------------
                                                                      3,618,750

              Total Corporate Bonds
              (Cost--$117,460,440)--33.7%                           119,202,481



    Shares
      Held    Common Stocks

Chemicals--0.0%

    13,117    GEO Specialty Chemicals, Inc. (e)                          59,027

Energy--Other--1.1%

   127,985    Trico Marine Services, Inc. (e)                         3,728,203



    Shares
      Held    Common Stocks                                               value

Paper--0.0%

    84,448    Western Forest Products, Inc. (e)                  $      126,158

              Total Common Stocks
              (Cost--$2,943,636)--1.1%                                3,913,388



              Warrants (d)

Utility--0.0%

     4,558    Reliant Resources (expires 10/25/2008)                     27,918

              Total Warrants (Cost--$0)--0.0%                            27,918



              Rights

Paper--0.0%

    84,448    Western Forest Products, Inc. (g)                           1,484

              Total Rights (Cost--$0)--0.0%                               1,484



Beneficial
  Interest    Short-Term Securities

    $3,817    Merrill Lynch Liquidity Series, LLC Cash Sweep
                  Series I, 4.42% (a)(h)                                  3,817

              Total Short-Term Securities
              (Cost--$3,817)--0.0%                                        3,817

Total Investments
(Cost--$449,738,444*)--129.0%                                       455,891,992
Liabilities in Excess of Other Assets--(29.0%)                    (102,609,679)
                                                                ---------------
Net Assets--100.0%                                              $   353,282,313
                                                                ===============

  * The cost and unrealized appreciation (depreciation) of investments as of February 28, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                          $    449,672,729
                                            ================
    Gross unrealized appreciation           $      8,498,481
    Gross unrealized depreciation                (2,279,218)
                                            ----------------
    Net unrealized appreciation             $      6,219,263
                                            ================


 ** Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally
    (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

(a) Floating rate security.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Convertible security.

(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e) Non-income producing security.

(f) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(g) The rights may be exercised until 3/09/2006.

(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                       $3,817        $24,417


  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Forward interest rate swaps entered into as of February 28, 2006 were as follows:

                                                    Notional      Unrealized
                                                     Amount     Depreciation

    Sold credit default protection on
    General Motors Corp. and receive 4.40%

    Broker, Morgan Stanley Capital Services, Inc.
    Expires June 2007                              $3,000,000     $(314,130)


    See Notes to Financial Statements.



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006


Statement of Assets, Liabilities and Capital

As of February 28, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$449,734,627)                           $   455,888,175
       Investments in affiliated securities, at value (identified cost--$3,817)                                             3,817
       Receivables:
           Securities sold                                                                     $     4,933,857
           Interest                                                                                  4,695,003
           Principal paydowns                                                                           89,089
           Swaps                                                                                        26,034
           Commitment fees                                                                              14,439          9,758,422
                                                                                               ---------------
       Prepaid expenses                                                                                                     1,716
                                                                                                                  ---------------
       Total assets                                                                                                   465,652,130
                                                                                                                  ---------------

Liabilities

       Loans                                                                                                           93,500,000
       Bank overdraft                                                                                                   2,784,873
       Unrealized depreciation on swaps                                                                                   314,130
       Unfunded loan commitment                                                                                           177,315
       Payables:
           Securities purchased                                                                     14,790,107
           Dividends to shareholders                                                                   432,695
           Investment adviser                                                                          213,824
           Interest on loans                                                                            50,044
           Other affiliates                                                                              5,103         15,491,773
                                                                                               ---------------
       Accrued expenses                                                                                                   101,726
                                                                                                                  ---------------
       Total liabilities                                                                                              112,369,817
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   353,282,313
                                                                                                                  ===============

Capital

       Common Stock, par value $.10 per share; 200,000,000 shares authorized
       (18,305,029 shares issued and outstanding)                                                                 $     1,830,503
       Paid-in capital in excess of par                                                                               347,369,214
       Undistributed investment income--net                                                     $    2,399,458
       Accumulated realized capital losses--net                                                    (4,010,054)
       Unrealized appreciation--net                                                                  5,693,192
                                                                                               ---------------
       Total accumulated earnings--net                                                                                  4,082,596
                                                                                                                  ---------------
       Total capital--Equivalent to $19.30 net asset value per share of Common Stock
       (market price--$17.81)                                                                                     $   353,282,313
                                                                                                                  ===============

       See Notes to Financial Statements.



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006


Statement of Operations

For the Six Months Ended February 28, 2006
Investment Income

       Interest (including $24,417 from affiliates)                                                               $    16,245,950
       Facility and other fees                                                                                            158,221
                                                                                                                  ---------------
       Total income                                                                                                    16,404,171
                                                                                                                  ---------------

Expenses

       Loan interest expense                                                                   $     2,347,727
       Investment advisory fees                                                                      1,708,119
       Borrowing costs                                                                                 109,008
       Accounting services                                                                              67,737
       Professional fees                                                                                44,121
       Transfer agent fees                                                                              33,053
       Printing and shareholder reports                                                                 26,613
       Directors' fees and expenses                                                                     23,100
       Custodian fees                                                                                   13,341
       Listing fees                                                                                     11,127
       Pricing services                                                                                  8,973
       Other                                                                                             9,357
                                                                                               ---------------
       Total expenses                                                                                                   4,402,276
                                                                                                                  ---------------
       Investment income--net                                                                                          12,001,895
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        (1,380,450)
           Swaps--net                                                                                   66,367
           Foreign currency transactions--net                                                           21,260        (1,292,823)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          1,647,346
           Swaps--net                                                                                (363,081)
           Unfunded corporate loans--net                                                              (55,432)
           Foreign currency transactions--net                                                            (279)          1,228,554
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                           (64,269)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    11,937,626
                                                                                                                  ===============

       See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006


Statements of Changes in Net Assets
                                                                                                For the Six           For the
                                                                                                Months Ended         Year Ended
                                                                                                February 28,         August 31,
Increase (Decrease) in Net Assets:                                                                  2006                2005
Operations

       Investment income--net                                                                   $   12,001,895     $   22,425,360
       Realized loss--net                                                                          (1,292,823)        (2,683,511)
       Change in unrealized appreciation/depreciation--net                                           1,228,554          4,267,524
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         11,937,626         24,009,373
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                     (12,895,728)       (20,347,853)
       Realized gain--net                                                                                   --          (216,488)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (12,895,728)       (20,564,341)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends
       and distributions                                                                               126,000            415,791
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from Common Stock transactions                             126,000            415,791
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                       (832,102)          3,860,823
       Beginning of period                                                                         354,114,415        350,253,592
                                                                                               ---------------    ---------------
       End of period*                                                                          $   353,282,313    $   354,114,415
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     2,399,458    $     3,293,291
                                                                                               ===============    ===============

             See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006


Statement of Cash Flows

For the Six Months Ended February 28, 2006
Cash Provided By Operating Activities


       Net increase in net assets resulting from operations                                                       $    11,937,626
       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
           Decrease in receivables                                                                                        664,921
           Decrease in other liabilities                                                                                 (79,608)
           Realized and unrealized loss--net                                                                               64,269
           Amortization of premium and discount                                                                         (169,077)
       Proceeds from sales and paydowns of long-term securities                                                       138,886,192
       Other investment related transactions                                                                              187,168
       Purchases of long-term securities                                                                            (110,225,017)
       Purchases of short-term investments                                                                                (3,817)
                                                                                                                  ---------------
       Cash provided by operating activities                                                                           41,262,657
                                                                                                                  ---------------

Cash Used for Financing Activities

       Cash receipts from borrowings                                                                                  102,100,000
       Cash payments for borrowings                                                                                 (132,200,000)
       Dividends paid to shareholders                                                                                (12,806,357)
       Increase in bank overdraft                                                                                       1,643,666
                                                                                                                  ---------------
       Cash used for financing activities                                                                            (41,262,691)
                                                                                                                  ---------------

Cash

       Net decrease in cash                                                                                                  (34)
       Cash at beginning of period                                                                                             34
                                                                                                                  ---------------
       Cash at end of period                                                                                      $             0
                                                                                                                  ===============

Cash Flow Information

       Cash paid for interest                                                                                     $     2,388,562
                                                                                                                  ===============

Non-Cash Financing Activities

       Capital shares issued in reinvestment of dividends paid to shareholders                                    $       126,000
                                                                                                                  ===============

       See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006


Financial Highlights


                                                                                  For the Six      For the       For the Period
                                                                                  Months Ended    Year Ended   October 31, 2003++
The following per share data and ratios have been derived                         February 28,    August 31,     to August 31,
from information provided in the financial statements.                                2006           2005             2004
Per Share Operating Performance

       Net asset value, beginning of period                                       $       19.35    $       19.16    $       19.10
                                                                                  -------------    -------------    -------------
       Investment income--net                                                            .66***          1.23***              .66
       Realized and unrealized gain (loss)--net                                           (.01)              .08              .02
                                                                                  -------------    -------------    -------------
       Total from investment operations                                                     .65             1.31              .68
                                                                                  -------------    -------------    -------------
       Less dividends and distributions from:
           Investment income--net                                                         (.70)           (1.11)            (.60)
           Realized gain--net                                                                --            (.01)               --
                                                                                  -------------    -------------    -------------
       Total dividends and distributions                                                  (.70)           (1.12)            (.60)
                                                                                  -------------    -------------    -------------
       Offering costs resulting from the issuance of Common Stock                            --               --            (.02)
                                                                                  -------------    -------------    -------------
       Net asset value, end of period                                             $       19.30    $       19.35    $       19.16
                                                                                  =============    =============    =============
       Market price per share, end of period                                      $       17.81    $       17.85    $       19.44
                                                                                  =============    =============    =============

Total Investment Return**

       Based on net asset value per share                                              3.84%+++            7.27%         3.50%+++
                                                                                  =============    =============    =============
       Based on market price per share                                                 3.88%+++          (2.47%)          .29%+++
                                                                                  =============    =============    =============

Ratios to Average Net Assets

       Expenses, net of waiver and excluding interest expense                            1.18%*            1.22%            .71%*
                                                                                  =============    =============    =============
       Expenses, net of waiver                                                           2.53%*            2.18%            .87%*
                                                                                  =============    =============    =============
       Expenses                                                                          2.53%*            2.18%           1.08%*
                                                                                  =============    =============    =============
       Investment income--net                                                            6.90%*            6.34%           3.80%*
                                                                                  =============    =============    =============

Leverage

       Amount of borrowings, end of period (in thousands)                         $      93,500    $     123,600    $     123,225
                                                                                  =============    =============    =============
       Average amount of borrowings outstanding during the period (in thousands)  $     108,655    $     117,702    $      38,654
                                                                                  =============    =============    =============
       Average amount of borrowings outstanding per share during the period***    $        5.94    $        6.43    $        2.11
                                                                                  =============    =============    =============

Supplemental Data

       Net assets, end of period (in thousands)                                   $     353,282    $     354,114    $     350,254
                                                                                  =============    =============    =============
       Portfolio turnover                                                                26.30%           47.96%           43.32%
                                                                                  =============    =============    =============

         * Annualized.

        ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Floating Rate Income Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol FRA.

(a) Corporate debt obligations--The Fund invests principally in floating rate debt obligations of companies, including floating rate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in floating rate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Floating rate loans are valued in accordance with guidelines established by the Fund's Board of Directors. Floating rate loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans may be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for a floating rate loan, Fund Asset Management, L.P. ("FAM") will value the floating rate loan at fair value, which is intended to approximate market value.

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless FAM believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest.



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by FAM using a pricing service and/or procedures approved by the Fund's Board of Directors.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



Notes to Financial Statements (continued)


(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Offering costs--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(h) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Bank overdraft--The Fund recorded an amount payable to the custodian reflecting an overnight overdraft, which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



Notes to Financial Statements (concluded)


For the six months ended February 28, 2006, the Fund reimbursed FAM $3,897 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including FAM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended February 28, 2006, were $121,065,124 and $143,903,263, respectively.


4. Common Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding for the six months ended February 28, 2006 increased by 6,590 from reinvestment of dividends. Share issued and outstanding for the year ended August 31, 2005 increased by 21,622 from reinvestment of dividends and distributions.


5. Unfunded Loan Interest:
As of February 28, 2006, the Fund had unfunded loan commitments of approximately $7,924,000 which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                     (in Thousands)

                                            Unfunded
Borrower                                  Commitment          Value

Baker Tanks, Inc.                             $  240         $  240
Trump Entertainment Delayed Draw              $1,496         $1,514
Trump Entertainment Resorts
   Holdings LP                                $3,000         $2,925
United Airlines                               $  188         $  188
Vought Aircraft Industries, Inc               $3,000         $2,880



6. Short-Term Borrowings:
On May 24, 2005, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $172,500,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 4.38% and the average borrowing was approximately $108,655,000 for the six months ended February 28, 2006.


7. Capital Loss Carryforward:
On August 31, 2005, the Fund had a capital loss carryforward of $2,226,224, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
The Fund paid an ordinary income dividend in the amount of $0.108333 per share on March 31, 2006 to shareholders of record on March 14, 2006.



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors--In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requested and received materials specifically relating to the Fund's Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses, investment performance, and leverage of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



Disclosure of Investment Advisory Agreement (continued)



Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in February, 2006, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attached more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years. According to Lipper's ranking of all closed-end leveraged loan participation funds, the Fund's performance after fees and expenses ranked in the fifth quintile for the one-year period ended November 30, 2005 and in the first quintile for the period since inception (October 31, 2003) through November 30, 2005. The Board also considered the Fund's performance based on annualized yields and noted the Fund's yield in 2005 was in the second quintile, and in the fourth quintile for fiscal year ended in November 2004. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviewed the investment objectives and strategies of the Fund. The Board discussed with senior management of the Investment Adviser's taxable fixed income investing group the extent to which the Fund was leveraged during the period and other strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's taxable fixed income staff, noting the Investment Adviser has a management group within the taxable fixed income department dedicated to analyzing and investing in the types of bank loans used by the Fund, how that staff used technology to manage its taxable fixed income funds - including the Fund - and their investments, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel throughout the firm, including within the taxable fixed income management group. The Board discussed these factors with senior management of the Investment Adviser and also discussed how the Investment Adviser's staffing and overall approach to taxable fixed income fund management affected the Fund. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Trust's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Matteo has over 10 years' experience analyzing and investing in fixed income securities, including bank loans. The Board concluded that the Investment Adviser and its investment staff and the Fund's management team have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that experience.

Management Fees and Other Expenses--The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients, such as off-shore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser to the offshore funds typically exceeded those being charged to the Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. The Fund's contractual and actual management fee rates, as well as its actual total expenses, including investment-related expenses, were lower than the median fees charged by comparable funds, as determined by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability--The Board considered the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relating to the management of the Fund and the MLIM/ FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board concluded that the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.



FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006



Disclosure of Investment Advisory Agreement (concluded)


Economies of Scale--The Board considered whether there have been economies of scale in respect of the management of MLIM/FAM-advised funds, whether the MLIM/FAM-advised funds (including the Fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



Officers & Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Jaimin J. Patel, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


NYSE Symbol
FRA


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


FLOATING RATE INCOME STRATEGIES FUND, INC.                    FEBRUARY 28, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of March 31, 2006.

           (a)(1) Mr. Jaimin J. Patel is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Patel has been a Director of the Investment Adviser since 2005 and was previously a Vice President at the Investment Adviser since 2000. He has been a portfolio manager of the Fund since 2006. His investment experience includes the analysis and management of senior floating rate loans and the use of leverage techniques to manage portfolios.

           (a)(2) As of March 31, 2006*:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                              Other                                      Other
           (i) Name of      Registered    Other Pooled                 Registered    Other Pooled
           Portfolio        Investment     Investment       Other      Investment     Investment      Other
           Manager          Companies       Vehicles       Accounts    Companies       Vehicles      Accounts
           Jaimin J.
           Patel                     1               3              1          0               0            0
                         $ 204,158,028   $ 629,062,198  $ 301,970,712    $     0         $     0      $     0

           *  As of April 3, 2006, Mr. Patel took on additional asset management responsibilities.
              The data represents Mr. Patel's assets under management as of that date.

           (iv)   Potential Material Conflicts of Interest

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

     Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

     To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

     In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

     (a)(3)   As of March 31, 2006:

        Portfolio Manager Compensation

        The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser (collectively, "MLIM"), is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

        Compensation Program

        The elements of total compensation for MLIM portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

        Base Salary

        Under the MLIM approach, like that of many asset management firms, base salaries that are fixed on an annual basis represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

        Performance-Based Compensation

        MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

        To that end, portfolio manager incentive compensation for MLIM and its affiliates is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to general closed-end, non-leveraged, fixed income funds over 1-, 3-, and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster Merrill Lynch's principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

       Cash Bonus

        Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

       Stock Bonus

        A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (herein, the "Company") stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

        Other Compensation Programs

        Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

        Other Benefits

        Portfolio managers are also eligible to participate in broad-based plans offered generally to the Company's employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

           (a)(4) Beneficial Ownership of Securities.    As of March 31, 2006,
                  Mr. Patel does not beneficially own any stock issued by the Fund.


Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Floating Rate Income Strategies Fund, Inc.

By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Floating Rate Income Strategies Fund, Inc.


Date: April 20, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Floating Rate Income Strategies Fund, Inc.


Date: April 20, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Floating Rate Income Strategies Fund, Inc.


Date: April 20, 2006